                                                                   EXHIBIT 99.2


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of National Service Industries, Inc. (the "Corporation") for the period ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Senior Vice President, Chief Financial Officer and Treasurer certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/Chester J. Popkowski
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Chester J. Popkowski
Senior Vice President, Chief Financial
Officer and Treasurer
January 14, 2003